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                               Real Estate Mortgage            Exhibit 10.15
DOCUMENT NO.                                                   -------------


Athena Holdings LLC ("Mortgagor", whether one or more) mortgages, conveys and warrants to Advantage Learning Systems, Inc. ("Lender") in consideration of the sum of Seven Million Dollars ($7,000,000.00) loaned or to be loaned to Athena Holdings LLC ("Borrower,"), evidenced by Borrower's note(s) or agreement dated December 17, 1998, the real estate described below, together with all privileges, hereditaments, easements and appurtenances, all rents, leases, issues and profits, all awards and payments made as a result of the exercise of the right of eminent domain, and all existing and future improvements and fixtures (all called the "Property").

                                   THIS SPACE RESERVED FOR RECORDING DATA
                                   NAME AND RETURN ADDRESS
                                   Michael J. Dwyer
                                   Godfrey & Kahn, S.C.
                                   780 North Walter Street
                                   Milwaukee, Wisconsin  53202

                                   60-0708-154-0402-8
                                   ----------------------------------------
                                    PARCEL IDENTIFICATION NUMBER (PIN)


     1.  DESCRIPTION OF PROPERTY

     Lot 23 First Addition Old Sauk Trails Park, City of Madison, Dane County, Wisconsin







The Property is not the homestead of Mortgagor.

                  2. TITLE. Mortgagor warrants title to the Property, excepting only restrictions and easements of record, municipal and zoning ordinances, current taxes and assessments not yet due and no other.

                  3. ESCROW. Interest will not be paid on escrowed funds required under paragraph 7(a).

                  4. MORTGAGE AS SECURITY. This Mortgage secures prompt payment to Lender of (a) the sum stated in the first paragraph of this Mortgage, plus interest and charges, according to the terms of a promissory note(s) or agreement of Borrower to Lender identified herein, and any extensions, renewals or modifications of such promissory note(s) or agreement, and (b) any additional sums which are in the future loaned by Lender to any Mortgagor, to any Mortgagor and another or to another guaranteed or endorsed by any Mortgagor and agreed in documents evidencing the transaction to be secured by this Mortgage, plus interest and charges, (all called the "Note"). This Mortgage also secures the performance of all covenants, conditions and agreements contained in this Mortgage, and to the extent not prohibited by law costs and expenses of collection or enforcement. Unless otherwise required by law, Lender will satisfy this Mortgage upon request by Mortgagor if (a) the Note has been paid according to its terms, (b) any commitment to make future advances under the Note has terminated, (c) Lender has terminated any line of credit under which advances are to be secured by this Mortgage, and (d) all other payments required under this Mortgage and the Note and all other terms, conditions, covenants, and agreements contained in this Mortgage and the Note have been paid and performed.

                  5. TAXES. To the extent not paid to Lender under paragraph 7(a), Mortgagor shall pay before they become delinquent all taxes, assessments and other charges which may be levied or assessed against the Property, or against Lender upon this Mortgage or the Note or other debt secured by this Mortgage, or upon Lender's interest in the Property, and deliver to Lender receipts showing timely payment.



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                  6. INSURANCE. Mortgagor shall keep the improvements on the
Property insured against direct loss or damage occasioned by fire, extended coverage perils and such other hazards as Lender may require, through insurers approved by Lender, in amounts, without co-insurance, not less than the unpaid balance of the Note or the full replacement value, whichever is less, and shall pay the premiums when due. The policies shall contain the standard mortgage clause in favor of Lender and, unless Lender otherwise agrees in writing, the original of all policies covering the Property shall be deposited with Lender. Mortgagor shall promptly give notice of loss to insurance companies and Lender. All proceeds from such insurance shall be applied, at Lender's option, to the installments of the Note in the inverse order of their maturities (without penalty for prepayment) or to the restoration of the improvements on the Property. In the event of foreclosure of this Mortgage or other transfer of title to the Property, in extinguishment of the indebtedness secured hereby, all right, title, and interest of Mortgagor in and to any insurance then in force shall pass to the purchaser or grantee.

                  7. MORTGAGOR'S COVENANTS. Mortgagor covenants:

                  (a) ESCROW. To pay Lender sufficient funds at such times as Lender designates, to pay (1) the estimated annual real estate taxes and assessments on the Property,
                           (2) all property insurance premiums when due, and (3) if payments owed under the Note are guaranteed by mortgage guaranty insurance, the premiums necessary to pay for such insurance which Lender may cancel at any time. Upon demand, Mortgagor shall pay Lender such additional sums as are necessary to pay these items in full when due. Lender shall apply these amounts against the taxes, assessments and insurance premiums when due. Escrowed funds may be commingled with Lender's general funds;

                  (b) CONDITION AND REPAIR. To keep the Property in good and tenantable condition and repair, and to restore or replace damaged or destroyed improvements and fixtures;

                  (c) LIENS. To keep the Property free from liens and encumbrances superior to the lien of this Mortgage and not described in paragraph 2 herein;

                  (d) PRIOR MORTGAGES. To perform all of Mortgagor's obligations and duties under any mortgage or security agreement with a lien which has priority over this Mortgage and any obligation to pay secured by such a mortgage or security agreement;

                  (e) WASTE. Not to commit waste or permit waste to be committed upon the Property;

                  (f) CONVEYANCE. Not to sell, assign, lease, mortgage, convey or other otherwise transfer any legal or equitable interest in all or part of the Property, or permit the same to occur without the prior written consent of Lender and, without notice to Mortgagor, Lender may deal with any transferee as to his interest in the same manner as with Mortgagor, without in any way discharging the liability of Mortgagor under this Mortgage or the Note;

                  (g) ALTERATION OR REMOVAL. Not to remove, demolish or materially alter any part of the Property, without Lender's prior written consent, except Mortgagor may remove a fixture, provided the fixture is promptly replaced with another fixture of at least equal utility;

                  (h) CONDEMNATION. To pay to Lender all compensation received for the taking of the Property, or any part, by condemnation proceedings (including payments in compromise of condemnation proceedings), and all compensation received as damages for injury to the Property, or any part. The compensation shall be applied in such manner as Lender determines to rebuilding of the Property or to installments of the
                           Note in the inverse order of their maturities (without penalty for prepayment);

                  (i) ORDINANCES; INSPECTION. To comply with all laws, ordinances and regulations affecting the Property. Lender and its authorized representatives may enter the Property at reasonable times to inspect it and, at Lender's option, repair or restore it; and

                  (j) SUBROGATION. That the Lender is subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the proceeds of the Note.

                  8. ENVIRONMENTAL LAWS. Mortgagor represents and warrants to Lender (a) that no substances or materials, if known to be present on, at or under the Property, would require cleanup, removal or some other remedial action under any federal, state or local laws, regulations, ordinances, codes or rules relating to the discharge of air pollutants, water pollutants or process wastewater or otherwise relating to hazardous or toxic substances or materials ("Environmental Laws"), (b) that there are no conditions existing currently or likely to exist during the term of this Mortgage which would subject Mortgagor to damages, penalties, injunctive relief or cleanup costs under any Environmental Law, and (c) that Mortgagor is not subject to any judgment, decree, order or citation relating to or arising out of any Environmental Law. Mortgagor shall indemnify and hold harmless Lender from all loss, cost (including reasonable attorneys' fees and legal expenses), liability and damage whatsoever incurred by Lender by reason of any violation of this paragraph or any Environmental Law involving the Property, or by reason of the imposition of any governmental lien of the recovery of environmental cleanup costs expended by reason of such violation.



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                  9. AUTHORITY OF LENDER TO PERFORM FOR MORTGAGOR. If Mortgagor
fails to perform any of Mortgagor's duties set forth in this Mortgage, Lender may, after giving Mortgagor any notice and opportunity to perform which is required by law, perform the duties or cause them to be performed, including without limitation signing Mortgagor's name or paying any amount so required, and the cost shall be due on demand and secured by this Mortgage, bearing interest at the highest rate stated in any Note, but not in excess of the maximum rate permitted by law, from the date of expenditure by Lender to the date of payment by Mortgagor.

                  10. DEFAULT; ACCELERATION; REMEDIES. If, (a) there is a default under any Note secured by this Mortgage, or (b) Mortgagor fails timely to observe or perform any of Mortgagor's covenants or duties contained in this Mortgage, then, at the option of Lender the Note will become immediately payable unless notice to Mortgagor or Borrower and an opportunity to cure is required by ss.425.105, Wis. Stats., or the Note and, in that event, the Note will become payable if the default is not cured as provided in that statute or the Note or as otherwise provided by law. If Lender exercises its option to accelerate, the unpaid principal and interest owed on the Note, together with all sums paid by Lender as authorized or required under this Mortgage or the Note, shall be collectible in a suit at law or by foreclosure of this Mortgage by action, or both, or by the exercise of any other remedy available at law or equity.

                  11. WAIVER. Lender may waive any default without waiving any other subsequent or prior default by Mortgagor.

                  12. POWER OF SALE. In the event of foreclosure, Lender may sell the Property at public sale and execute and deliver to the purchasers deeds of conveyance pursuant to statute.

                  13. ASSIGNMENT OF RENTS AND LEASES. Mortgagor assigns and transfers to Lender, as additional security for the Note, all rents, issues and profits which become or remain due or are paid under any agreement or lease for the use of occupancy of any part or all of the Property. Upon the occurrence of an event of default under this Mortgage or the Note, Lender may, after giving Mortgagor any notice and opportunity to perform which is required by law, notify any or all tenants to pay directly to Lender all such rents, issues and profits, and all such payments shall be applied in such manner as Lender determines to payments required under this Mortgage and the Note. This assignment shall be enforceable and Lender shall be entitled to take any such action without seeking or obtaining the appointment of a receiver of possession of the Property.

                  14. RECEIVER. Upon the commencement or during the pendency of an action to foreclose this Mortgage, or enforce any other remedies of Lender under it, without regard to the adequacy or inadequacy of the Property as security for the Note, Mortgagor agrees that the court may appoint a receiver of the Property (including homestead interest) without bond, and may empower the receiver to take possession of the Property and collect the rents, issues and profits of the Property and exercise such other powers as the court may grant until the confirmation of sale, and may order the rents, issues and profits, when so collected, to be held and applied as the court may direct.

                  15. FORECLOSURE WITHOUT DEFICIENCY JUDGMENT. If the Property is a one to four family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church or owned by a tax exempt charitable organization, Mortgagor agrees to the provisions of ss.846.101, Wis. Stats., and as the same may be amended or renumbered from time to time, permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate of 20 acres or less six months after a foreclosure judgment is entered. If the Property is other than a one to four family residence that is owner-occupied at the commencement of a foreclosure, a farm, a church or a tax exempt charitable organization, Mortgagor agrees to the provisions of ss.846.103, Wis. Stats., and as the same may be amended or renumbered from time to time, permitting Lender, upon waiving the right to judgment for deficiency, to hold the foreclosure sale of real estate three months after a foreclosure judgment is entered.

                  16. EXPENSES. To the extent not prohibited by law, Mortgagor shall pay all reasonable costs and expenses before and after judgment, including without limitation, attorneys' fees and expenses of obtaining title evidence, incurred by Lender in protecting or enforcing its rights under this Mortgage.

                  17. SEVERABILITY. Invalidity or unenforceability of any provision of this Mortgage shall not affect the validity or enforceability of any other provision.

                  18. SUCCESSORS AND ASSIGNS. The obligations of all Mortgagors are joint and several. This Mortgage benefits Lender, its successors and assigns, and binds Mortgagor(s) and their respective heirs, personal representatives, successors and assigns.

                  19. WAIVER OF ESCROW. So long as Mortgagor is not in default under this Mortgage or any note secured hereby, including but not limited to the prompt payment of all real estate taxes assessed against the Property before they become delinquent, Lender waives escrowing for taxes set forth in Section 7(a), above; provided that upon receipt of notice from Lender of any such default, Mortgagor shall be required to escrow for taxes as provided under
Section 7(a).



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The undersigned acknowledges receipt of an exact copy of this Mortgage.

         Signed and Sealed this 17 day of December, 1998.

Athena Holdings LLC

By:  Advantage Learning Systems, Inc.,
     Member


     By:  /s/  TIMOTHY SHERLOCK
        ---------------------------
         Timothy Sherlock


By:  DezCon, LLC, Member


     By: /s/  JAMES PIANKA
        ---------------------------
         James Pianka, Member




            WI
STATE OF ---------------             )
           Dane                      )  SS
COUNTY OF --------------             )


         Personally came before me this 17th day of December, 1998, Timothy Sherlock, as CFO of Advantage Learning Systems, Inc., Member of Athena Holdings LLC, and to me known to be the person who executed the foregoing instrument and acknowledged the same in such capacity.

                              /s/ MICHAEL J. DWYER
                              -----------------------------------------------
                                  Michael J. Dwyer
                              -----------------------------------------------
                                                      (Printed Name/Title)

                              Notary Public, State of Wisconsin
                              My Commission:    is permanent
                                            ---------------------------------

            WI
STATE OF ---------------             )
           Dane                      )  SS
COUNTY OF --------------             )


         Personally came before me this 17th day of December, 1998, James Pianka, as Member of DezCon, LLC, Member of Athena Holdings LLC, and to me known to be the person who executed the foregoing instrument and acknowledged the same in such capacity.

                              /s/ MICHAEL J. DWYER
                              -----------------------------------------------
                                  Michael J. Dwyer
                              -----------------------------------------------
                                                      (Printed Name/Title)

                              Notary Public, State of Wisconsin
                              My Commission:    is permanent
                                            ---------------------------------


THIS INSTRUMENT WAS DRAFTED BY

Michael J. Dwyer
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI  53202




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